UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2024
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 19, 2024, the Compensation and Human Capital Committee (the “Committee”) of the Board of Directors of NanoString Technologies, Inc. (the “Company”, “we”, “us,” and “our”) awarded retention bonuses, payable on or prior to February 2, 2024, to each of R. Bradley Gray (Chief Executive Officer, $2,565,000 retention bonus), K. Thomas Bailey (Chief Financial Officer, $1,250,000 retention bonus), and Joseph M. Beechem (Chief Scientific Officer and Senior Vice President, Research and Development, $835,000 retention bonus) pursuant to the terms and conditions of retention bonus letters in substantially the form filed herewith as Exhibit 10.1 (the “Retention Bonus Agreement”). Under the Retention Bonus Agreement, each executive will be required to repay the after-tax amount of the retention bonus to the Company in the event that such executive’s employment terminates for any reason other than a “qualifying termination” (as defined in the Retention Bonus Agreement) prior to the earlier of (x) December 31, 2024 and (y) a “change in control” of the Company (as defined in the Retention Bonus Agreement).
The above summary of the retention bonuses is qualified in its entirety by reference to the complete terms and conditions as set forth in the Retention Bonus Agreement, the form of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
On January 25, 2024, the Committee approved the payment of a 2023 annual bonus to Joseph M. Beechem (Chief Scientific Officer and Senior Vice President, Research and Development), in the amount of $136,600. This bonus will be paid on or before February 2, 2024. R. Bradley Gray (Chief Executive Officer) and K. Thomas Bailey (Chief Financial Officer) voluntarily forfeited their participation in the 2023 annual bonus program and will not receive 2023 bonuses.
Additionally, the Company adopted changes to its Outside Director Compensation Policy with effect for the 2024 calendar year to eliminate annual equity awards and to instead pay each non-employee director an annual cash retainer in the amount of $225,000, which is equal to the annual value of the eliminated equity awards. Fifty percent (50%) of this cash retainer will be paid on or before February 2, 2024 and 50% will be paid in March 2024. Regular board and committee retainer fee amounts remain unchanged and will be paid quarterly in advance.
Item 8.01 Other Events.
As previously disclosed by the Company, on November 17, 2023, after a trial in the U.S. District Court for the District of Delaware in the matter of 10x Genomics, Inc. et al v. NanoString Technologies, Inc., No. 21-CV-653-MFK, a jury verdict was entered in favor of plaintiffs, 10x Genomics, Inc. and Prognosys Biosciences, Inc. (the “Plaintiffs”). This verdict has created uncertainty regarding our financial condition and prospects and negatively impacted our ability to raise additional capital. We are continuing to evaluate the impact of the verdict on our business, results of operations, and financial condition.
Subsequent to the November 2023 verdict, we began actively exploring strategic, financial, and restructuring alternatives together with our financial and legal advisors. We currently have no commitments to undertake any specific transaction, and there can be no assurance that we will be able to complete additional or alternative financings or execute any business development or restructuring transactions or other strategic alternatives, and some of these initiatives may be more successfully implemented and achieved through a court-supervised reorganization process.
We are engaged in discussions with the holders of our 6.95% Senior Secured Notes due 2026 (the “2026 Notes”) regarding the prospect of additional debt financing as well as possible modifications to, and relief from, certain covenants in the indenture governing the 2026 Notes (the “2026 Notes Indenture”). We received from the holders of the 2026 Notes notices of Events of Default (as such term is defined in the 2026 Notes Indenture) and reservations of rights under the 2026 Notes Indenture. These notices state that one or more Events of Default have occurred and are continuing, including with respect to a failure to enter into control agreements with respect to our Controlled Accounts (as such term is defined in the 2026 Notes Indenture). Under the terms of the 2026 Notes Indenture, at any time that an Event of Default has occurred and is continuing certain holders of the Notes or the Trustee may (i) cause the debt owed thereunder to become immediately due or payable and/or (ii) acting through a trustee, exercise remedies with respect to the collateral securing our obligations under the 2026 Notes Indenture, which collateral consists of substantially all of the property and assets of the Company and its subsidiaries. To date, no notice of acceleration has been given and no remedies have been taken.
Since inception, we have not achieved profitable operations or positive cash flows from operations. It is currently difficult to estimate future liquidity requirements, due to uncertainty regarding final rulings related to the November 2023 verdict, including potential damages that may be awarded to the Plaintiffs, and additional pending intellectual property litigation. As a result, substantial doubt exists about our ability to continue as a going concern. While the November 2023 verdict does not currently prevent us from continuing to sell GeoMx products anywhere in the world, the verdict or any future attempts by the Plaintiffs to obtain injunctive relief may negatively impact future product sales. As a result of the verdict and pending litigation and the impact or potential impact on our revenue trajectory and cash resources, we may be unable to generate sufficient cash flows to meet our capital needs and financial obligations, including debt service, liquidity covenants and other obligations due to third parties. Our ability to raise additional capital is also constrained given the uncertainty about our financial condition and prospects.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description	Form	File No.	Filing Date	Exhibit	Filed Herewith
10.1	Form of Retention Bonus Agreement					X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					X
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. Our forward-looking statements in this Form 8-K include, but are not limited to, statements about our evaluation of our strategic options, the potential consequences of not being able to raise additional liquidity, our ability to continue as a going concern, a potential court-supervised reorganization process and other statements regarding our strategy and future operations, performance and prospects, among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	January 25, 2024	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer